     As filed with the Securities and Exchange Commission on April 30, 1997


                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





Date of report (Date of earliest event reported)     April 15, 1997


                              VORNADO REALTY TRUST
             (Exact Name of Registrant as Specified in Its Charter)


                                    Maryland
                 (State or Other Jurisdiction of Incorporation)


       1-11954                                            22-1657560
(Commission File Number)                       (IRS Employer Identification No.)


Park 80 West, Plaza II, Saddle Brook, New Jersey                        07663
(Address of Principal Executive Offices)                              (Zip Code)


                                 (201) 587-1000
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)



                                      Page 1
                             Exhibit Index on Page 13

Item 1.  Not Applicable.

Item 2.  Acquisition or Disposition of Assets.

Mendik Transaction.
-------------------

                  On April 15, 1997, Vornado Realty Trust (the "Company"), a real estate investment trust ("REIT") organized under the laws of the state of Maryland, consummated the acquisition, through an operating partnership, of interests in all or a portion of seven Manhattan office buildings (the "Mendik Properties") and certain management and leasing assets held by the Mendik Group (which means, as used herein, individually or collectively as the context may require, Bernard H. Mendik, David R. Greenbaum and the entities controlled by them, including Mendik Realty Company, Inc. and the subsidiaries and affiliates of such entities) and certain of its affiliates (the "Mendik Transaction"). Simultaneously with the closing of the Mendik Transaction, and in connection therewith, the Company converted to an Umbrella Partnership REIT (UPREIT) by transferring (by contribution, merger or otherwise) all or substantially all of the interests in its properties and other assets to The Mendik Company, L.P., a Delaware limited partnership which has been renamed Vornado Realty L.P. (the "Operating Partnership"), of which the Company is the sole general partner. As a result of such conversion, the Company's activities will be conducted through the Operating Partnership.

                  The consideration for the Mendik Transaction was approximately $656 million, including $264 million in cash, $177 million in the limited partnership units of the Operating Partnership and $215 million in indebtedness.

                  The Company financed the cash portion of the Mendik Transaction by means of a public offering of Series A Convertible Preferred Shares of Beneficial Interest, liquidation preference $50.00 per share.

                  In connection with the Mendik Transaction, Bernard Mendik, the Chairman of the Board of Directors of Mendik Realty, has become Co-Chairman of the Board of Trustees and Chief Executive Officer of the Mendik Division of the Company. David Greenbaum has become President of the Mendik Division of the Company. Steven Roth continues as the Company's Chairman and Chief Executive Officer.

                  At any time after a holding period of one year (or two years in the case of certain holders) following the consummation of the Mendik Transaction, holders of limited partnership Units (other than the Company) will have the right to have their Units redeemed in whole or in part by the Operating Partnership for cash equal to the fair market value, at the time of redemption, of one Common Share of the Company for each Unit redeemed or, at the option of the Company, one Common Share of the Company for each Unit tendered, subject to customary anti-dilution provisions (the "Unit Redemption Right"). In addition to the foregoing, during the period from the 91st day after the Mendik Transaction until the first anniversary of the Mendik Transaction, holders of Class E Units will have the right to have redeemed their Class E Units for cash at a 6% discount from the fair market value at the time of the redemption of one Common Share of the Company for each Unit redeemed. Beginning one year following the consummation of the Mendik Transaction, holders of Units may be able to sell Common Shares received upon the exercise of their Unit Redemption Right in the public market pursuant to a registration rights agreement with the Company (a copy of which is attached hereto as an exhibit and is incorporated herein by reference) or available exemptions from registration. No prediction can be made about the effect that future sales of such Common Shares will have on the market price for Common Shares.

                  For a more detailed description of the Mendik Transaction, see the Company's Current Report on Form 8-K dated March 12, 1997 filed with the Securities and Exchange Commission on March 26, 1997.

Items 3-4.        Not Applicable.

Item 5.  Other Events.

Term Loan.
----------

                  On April 15, 1997, the Operating Partnership, as borrower, the Company, as guarantor, and Union Bank of Switzerland, New York Branch ("UBS") entered into a Credit Agreement pursuant to which the Company borrowed $400,000,000. The loan bears interest at the rate of LIBOR plus .625% and matures, assuming exercise of extension options, on April 14, 1998. A copy of the Credit Agreement is attached as an exhibit hereto and is incorporated herein by reference.

Puerto Rico Transactions.
-------------------------

                  On April 18, 1997, the Company announced that it acquired The Montehiedra Town Center located in San Juan, Puerto Rico, from Kmart Corporation ("Kmart") for approximately $74 million, of which $63 million is newly-issued ten year indebtedness. The Montehiedra shopping center, which opened in 1994, contains 525,000 square feet, including a 135,000 square foot Kmart. In addition, the Company agreed to acquire Kmart's 50% interest in the Caguas Centrum Shopping Center, which is currently under construction, located in Caguas, Puerto Rico. This acquisition is expected to close in 1998. A copy of the Company's Press Release relating to this transaction is attached hereto as an exhibit and is incorporated herein by reference.

Agreement to Purchase Mortgage.
-------------------------------

                  On April 21, 1997, Tier-TMC Corp., a New York corporation (the "Purchaser"), entered into a Purchase Agreement (the "Purchase Agreement") with a bank pursuant to which the Purchaser agreed to acquire from such bank a mortgage loan secured by a mortgage on the office building located at 90 Park Avenue, New York, New York. The Purchaser executed the Purchase Agreement as nominee for the Company. The purchase price of the mortgage loan is $185 million. The mortgage loan, which is in default, has a face value of $193 million. The purchase is subject to approval by the loan participants and is expected to be completed during the second quarter of 1997. A copy of the Company's Press Release relating thereto is attached as an exhibit hereto and is incorporated herein by reference.

Item 6.  Not Applicable.

Item 7.  Financial Statements, Pro Forma Financial Information and
         Exhibits.

                  (a)      Financial Statements of Businesses Acquired.

                           Not Applicable.  (Financial Statements for the Mendik
Properties were previously filed with the Company's Current Report on Form 8-K dated March 12, 1997 filed with the Securities and Exchange Commission on March 26, 1997.)

                  (b) Pro Forma Financial Information. The following pro forma financial statements of the Company reflecting the Mendik Transaction are attached as Annex A:


      Annex                Financial Statements

        A Condensed consolidated pro forma financial statements for the Company for the year ended December 31, 1996

                  (c)      Exhibits Required by Item 601 of Regulation S-K.


         Exhibit No.           Exhibit
         -----------           -------


             2.1 Agreement for Contribution of Interests in 1740 Broadway Investment Company, dated as of April 15, 1997, by and among, The Mendik Company, L.P., Mendik 1740 Corp. and Certain Partners of 1740 Broadway Investment Company

             2.2 Agreement for Contribution of Interests in Eleven Penn Plaza Company, dated as of April 15, 1997, by and among, The Mendik Company, L.P., The
                      Partners in M/F Associates, M/F Eleven Associates and M/S Associates and M/S Eleven Associates and Bernard H. Mendik

             2.3 Agreement for Contribution of Interests in 866 UN Plaza Associates LLC, dated as of April 15, 1997, by and among, The Mendik Company, L.P., The
                      Members of 866 UN Plaza Associates LLC and
                      Bernard H. Mendik

            2.4 Agreement for Contribution of Interests in M330 Associates, dated as of April 15, 1997, by and among, The Mendik Company, L.P., The Partners in M330 Associates and The Mendik Partnership, L.P.

            2.5 Agreement for Contribution of Interests in 570 Lexington Investors, dated as of April 15, 1997, by and among, The Mendik Company, L.P., Mendik
                      Realty Company and The Partners of 570 Lexington
                      Investors

            2.6 Agreement for Contribution of Interests in B&B Park Avenue L.P., dated as of April 15, 1997, by and among, The Mendik Company, L.P., Mendik RELP Corporation and The Partners of B&B Park Avenue L.P.

            2.7 Agreement for Contribution of Interests in Two Penn Plaza Associates L.P., dated as of April 15, 1997, by and among, The Mendik Company, L.P., The
                      Partners of Two Penn Plaza Associates L.P. and Bernard H. Mendik

             2.8 Contribution Agreement (Transfer of 99% of REIT Management Assets from Mendik/FW LLC to the Operating Partnership), dated as of April 15, 1997, between FW/Mendik REIT, L.L.C. and The Mendik Company, L.P.

             2.9 Assignment and Assumption Agreement (Transfer of 1% Interest in REIT Management Assets and Third- Party Management Assets from Mendik/FW LLC to the Management Corporation), dated as of April 15, 1997, between FW/Mendik REIT, L.L.C. and Mendik Management Company, Inc.

             4.1 First Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of April 15, 1997

            10.1 Credit Agreement, dated as of April 15, 1997, between Vornado Realty L.P., as Borrower, Vornado Realty Trust, as General Partner and Union Bank of Switzerland (New York Branch), as Bank and Union Bank of Switzerland (New York Branch), as Administrative Agent

            10.2 Registration Rights Agreement, dated as of April 15, 1997, between Vornado Realty Trust and the holders of Units listed on Schedule A thereto

            10.3 Noncompetition Agreement, dated as of April 15, 1997, by and among Vornado Realty Trust, The Mendik Company, L.P., and Bernard H. Mendik

            10.4 Employment Agreement, dated as of April 15, 1997, by and among Vornado Realty Trust, The Mendik Company, L.P., and David R. Greenbaum

            99.1 Press release, dated April 15, 1997, of Vornado Realty Trust announcing its completion of the previously announced combination with the Mendik Company and certain of its affiliates

            99.2 Press release, dated April 18, 1997, of Vornado Realty Trust, announcing its acquisition of The Montehiedra Town Center and its agreement to acquire a 50% interest in the Caguas Centrum Shopping Center

            99.3 Press release, dated April 21, 1997, of Vornado Realty Trust announcing its execution of an agreement to acquire a mortgage note secured by 90 Park Avenue


Items 8-9.        Not applicable.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                VORNADO REALTY TRUST



Dated: April 30, 1997                       By: /s/ Joseph Macnow
                                                -------------------
                                                    Joseph Macnow
                                                    Vice President --
                                                    Chief Financial Officer

                                INDEX TO ANNEXES



      Annex                    Financial Statements
      -----                    --------------------

        A Condensed consolidated pro forma financial statements for the Company for the year ended December 31, 1996

                                                                     Annex A


             CONDENSED CONSOLIDATED PRO FORMA FINANCIAL INFORMATION

        The unaudited condensed consolidated pro forma financial information set forth below presents (i) the condensed consolidated pro forma statement of income for the Company for the year ended December 31, 1996 as if the Mendik Transaction and certain related transactions were consummated and the offering of Series A Preferred Shares of Beneficial Interest, liquidation preference $50.00 per share (the "Offering") and the use of proceeds therefrom had occurred on January 1, 1996 and (ii) the condensed consolidated pro forma balance sheet of the Company as of December 31, 1996 as if the Mendik Transaction and certain related transactions were consummated and the Offering and the use of proceeds therefrom had occurred on December 31, 1996.

        The unaudited condensed consolidated pro forma financial information is not necessarily indicative of what the Company's actual results of operations or financial position would have been had the Mendik Transaction and related transactions been consummated and had the Offering and the use of proceeds therefrom occurred on the dates indicated, nor does it purport to represent the Company's results of operations or financial position for any future period.

        The unaudited condensed consolidated pro forma financial information should be read in conjunction with the Consolidated Financial Statements and notes thereto included in the Company's Annual Report on Form 10-K for the year ended December 31, 1996 and the financial statements of the significant entities involved in the Mendik Transaction previously included in the Company's Current Report on Form 8-K filed with the Commission on March 26, 1997. In management's opinion, all adjustments necessary to reflect the Mendik Transaction and the related transactions and the Offering and the use of proceeds therefrom have been made.


                 CONDENSED CONSOLIDATED PRO FORMA BALANCE SHEET

                                DECEMBER 31, 1996
                             (AMOUNTS IN THOUSANDS)


                                          HISTORICAL     HISTORICAL        PRO FORMA       PRO FORMA
                                           VORNADO         MENDIK         ADJUSTMENTS       COMPANY
                                          ----------    -----------      --------------  ------------
ASSETS:
     Real estate, net                     $ 246,249     $ 187,433        $ 390,950  (A)  $    824,632
     Cash and cash equivalents              117,245        50,654         (263,721) (A)       129,270
                                                                           (50,908) (A)
                                                                           276,000  (B)
     Investment in and advances to
        Alexander's, Inc.                   107,628                                           107,628
     Investment in partnerships                            19,863                              19,863
     Investment in Management
        Company                                                              7,425  (A)         7,425
     Officer's deferred compensation
        expense                              22,917                                            22,917
     Mortgage note receivable                17,000                                            17,000
     Receivable arising from straight-
        lining of rents                      17,052        42,219          (42,219) (A)        17,052
     Other assets                            37,113        42,855           (6,908) (A)        52,673
                                                                           (17,718) (A)
                                                                            (2,669) (C)
                                          =========     =========      ===========       =============
                                          $ 565,204     $ 343,024      $   290,232       $  1,198,460
                                          =========     =========      ===========       =============

LIABILITIES:
     Notes and mortgages payable          $ 232,387     $ 283,847      $    (5,000) (A)  $    399,222
                                                                          (112,012) (A)
     Due for US Treasury Obligations          9,636                                             9,636
     Deferred leasing fee income              8,373                                             8,373
     Officer's deferred compensation
        payable                              25,000                                            25,000
     Negative investment in partnership                     5,399           (5,399) (A)             -
     Other liabilities                       13,551        13,806             (314) (C)        27,043
                                          ---------     ---------      -----------       ------------
                                            288,947       303,052         (122,725)           469,274
                                          ---------     ---------      -----------       ------------
Minority interests                               --            --          176,929  (A)       176,929
                                          ---------     ---------      -----------       ------------

PREFERRED SHAREHOLDERS' EQUITY                                             276,000  (B)       276,000
COMMON SHAREHOLDERS' EQUITY                 276,257        39,972          (39,972) (A)       276,257
                                          ---------     ---------      -----------       ------------
                                            276,257        39,972          236,028            552,257
                                          ---------     ---------      -----------       ------------
                                          $ 565,204     $ 343,024      $   290,232        $ 1,198,460
                                          =========     =========      ===========       ============

               CONDENSED CONSOLIDATED PRO FORMA INCOME STATEMENT

                      FOR THE YEAR ENDED DECEMBER 31, 1996

                (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                 HISTORICAL      HISTORICAL       PRO FORMA        COMPANY
                                                   VORNADO         MENDIK        ADJUSTMENTS      PRO FORMA
                                                 ----------      ----------      -----------      ---------
REVENUES:
   Property rentals                                $87,424         $87,261          $7,071 (E)    $181,712
                                                                                       (44)(C)
   Expense reimbursements                           26,644          13,551                          40,195
   Other income                                      2,819           5,378          (5,378)(C)       2,819
                                                   -------         -------        --------         -------
                                                   116,887         106,190           1,649         224,726
                                                   -------         -------        --------         -------
EXPENSES:
   Operating                                        36,412          46,691             (39)(C)      83,180
                                                                                       116 (H)
   Depreciation and amortization                    11,589          14,133            (144)(C)      35,559
                                                                                     9,981 (F)
   General and administrative                        5,167           6,783          (3,788)(C)       8,162
   Amortization of officer's deferred compensation
      expense                                        2,083                                           2,083
                                                   -------         -------        --------         -------
                                                    55,251          67,607           6,126         128,984
                                                   -------         -------        --------         -------
Operating income                                    61,636          38,583          (4,477)         95,742
   Income applicable to Alexander's                  7,956                                           7,956
   Equity in net income of management companies      1,855                           1,471 (C)       3,326
   Equity in net income of investees                                 1,663           1,755 (I)       3,418
   Interest income on mortgage note receivable       2,579                                           2,579
   Interest and dividend income                      3,151           2,536             (20)(C)       5,667
   Interest and debt expense                       (16,726)        (23,998)          9,016 (D)     (31,708)
   Net gain on marketable securities                   913                                             913
   Minority interest                                                               (10,372)(J)     (10,372)
                                                   -------         -------        --------         -------
Net income                                          61,364          18,784          (2,627)         77,521
Preferred stock dividends                               --              --         (19,800)(G)     (19,800)
                                                   -------         -------        --------         -------
Net income applicable to common shareholders       $61,364         $18,784        ($22,427)        $57,721
                                                   =======         =======        ========         =======
Net income per share, based on 24,603,442 shares     $2.49                                           $2.35
                                                   =======                                         =======

OTHER DATA:
Funds from Operations (1):
   Net income applicable to common shareholders    $61,364         $18,784        ($22,427)        $57,721
   Depreciation and amortization of real property   10,583          14,133           9,837          34,553
   Straight-lining of property rent escalations     (2,676)         (1,783)         (7,071)        (11,530)
   Leasing fees received in excess of income
      recognized                                     1,805                                           1,805
   Proportionate share of adjustments to income
      from equity investments to arrive at FFO      (1,760)          2,747            (970)             17
                                                   -------         -------        --------         -------
                                                   $69,316         $33,881        ($20,631)        $82,566
                                                   =======         =======        ========         =======

CASH FLOW PROVIDED BY (USED) IN:
     Operating activities                           70,703          29,267           9,407         109,377
     Investing activities                           14,912          (8,262)       (328,638)       (321,988)
     Financing activities                          (15,046)        (11,706)        270,209         243,457

-----------

(1) Funds from operations does not represent cash generated from operating activities in accordance with generally accepted accounting principles and is not necessarily indicative of cash available to fund cash needs. Funds from operations should not be considered as an alternative to net income as an indicator of the Company's operating performance or as an alternative to cash flows as a measure of liquidity. The Company's definition of funds from operations does not conform to the NAREIT definition because the Company deducts the effect of the straight-lining of property rentals for rent escalations.

         NOTES TO CONDENSED CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS

(A) The Mendik acquisition will be recorded under "purchase accounting" applying the provisions of Accounting Principles Board Opinion No. 16. The respective purchase costs will be allocated to acquired assets and assumed liabilities using their relative fair values as of the closing dates, based on valuations and other studies which are not yet complete. Accordingly, the excess of the purchase cost over the net assets acquired has not yet been allocated to individual assets and liabilities. However, the Company believes that the excess purchase price will be allocated principally to real estate.

    The purchase costs and preliminary allocation of the excess of cost over net assets acquired is as follows: (in thousands)

    Issuance of units of operating partnership                                     $176,929
    Cash paid directly associated with the Mendik acquisition:
         Acquisition of partnership interest                        $109,508
         Cash used to reduce existing debt                           112,012
         Acquisition of Mendik management operations                   7,425
         Fees and expenses                                            26,607
         Other                                                         8,169        263,721
                                                                    --------       --------
    Purchase Price                                                                  440,650
                                                                                   --------
    Pro forma net book value of assets acquired:
    Net book value of assets acquired per historical
       financial statements                                                          39,972
    Write-off of deferred assets:
         Receivable arising from the straight-lining of rents                       (42,219)
         Tenant acquisition costs                                                    (6,908)
         Deferred lease fees and loan costs                                         (17,718)
    Cash not acquired                                                               (50,908)
    Cash used to reduce existing debt                                               112,012
    Debt forgiven                                                                     5,000
    Negative investment in partnerships                                               5,399
                                                                                   --------
    Pro forma net book value of assets acquired                                      44,630
                                                                                   --------
    Pro forma excess of purchase cost over net assets
       acquired                                                                    $396,020
                                                                                   ========
    Preliminary allocation of excess:
         Allocated to Mendik management operations                                   $5,070
         Allocated to real estate                                                   390,950
                                                                                   --------
                                                                                   $396,020
                                                                                   ========
    The total purchase price of $440,650 above excludes
       the following:
         Debt - wholly owned properties                             $166,262
              - partially owned properties                            49,279        215,541
                                                                    --------
    Purchase price, as above                                                        440,650
                                                                                   --------
    Total purchase price, including debt                                           $656,191
                                                                                   ========

(B) Reflects proceeds from issuance of $3.25 Series A Convertible Preferred Offering of $287,500, net of underwriting discount of $11,500.

(C) To reflect adjustments required to record the Company's investment in the Mendik management operations under the equity method of accounting.

(D) Reflects decrease in interest expense and loan cost amortization resulting from the reduction and refinancing of debt.

(E) To adjust rentals arising from the straight-lining of property rentals for rent escalations.

(F) Increase in depreciation due to preliminary allocation of purchase price.

(G) To reflect dividends at a rate of 6.50% plus amortization of the underwriting discount on the proportionate number of Series A Preferred Shares used to fund the acquisition.

(H) Increase in operating expenses due to contract changes.

(I) Increase in equity in investees, due to net decrease in interest expense on refinanced debt.

(J) To reflect minority interest of 9.6% in the Operating Partnership.

                                EXHIBIT INDEX
                                -------------

         Exhibit No.           Exhibit
         -----------           -------

             2.1 Agreement for Contribution of Interests in 1740 Broadway Investment Company, dated as of April 15, 1997, by and among, The Mendik Company, L.P., Mendik 1740 Corp. and Certain Partners of 1740 Broadway Investment Company

             2.2 Agreement for Contribution of Interests in Eleven Penn Plaza Company, dated as of April 15, 1997, by and among, The Mendik Company, L.P., The
                      Partners in M/F Associates, M/F Eleven Associates and M/S Associates and M/S Eleven Associates and Bernard H. Mendik

             2.3 Agreement for Contribution of Interests in 866 UN Plaza Associates LLC, dated as of April 15, 1997, by and among, The Mendik Company, L.P., The
                      Members of 866 UN Plaza Associates LLC and
                      Bernard H. Mendik

            2.4 Agreement for Contribution of Interests in M330 Associates, dated as of April 15, 1997, by and among, The Mendik Company, L.P., The Partners in M330 Associates and The Mendik Partnership, L.P.

            2.5 Agreement for Contribution of Interests in 570 Lexington Investors, dated as of April 15, 1997, by and among, The Mendik Company, L.P., Mendik
                      Realty Company and The Partners of 570 Lexington
                      Investors

            2.6 Agreement for Contribution of Interests in B&B Park Avenue L.P., dated as of April 15, 1997, by and among, The Mendik Company, L.P., Mendik RELP Corporation and The Partners of B&B Park Avenue L.P.

            2.7 Agreement for Contribution of Interests in Two Penn Plaza Associates L.P., dated as of April 15, 1997, by and among, The Mendik Company, L.P., The
                      Partners of Two Penn Plaza Associates L.P. and Bernard H. Mendik

             2.8 Contribution Agreement (Transfer of 99% of REIT Management Assets from Mendik/FW LLC to the Operating Partnership), dated as of April 15, 1997, between FW/Mendik REIT, L.L.C. and The Mendik Company, L.P.

             2.9 Assignment and Assumption Agreement (Transfer of 1% Interest in REIT Management Assets and Third- Party Management Assets from Mendik/FW LLC to the Management Corporation), dated as of April 15, 1997, between FW/Mendik REIT, L.L.C. and Mendik Management Company, Inc.

             4.1 First Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of April 15, 1997

            10.1 Credit Agreement, dated as of April 15, 1997, between Vornado Realty L.P., as Borrower, Vornado Realty Trust, as General Partner and Union Bank of Switzerland (New York Branch), as Bank and Union Bank of Switzerland (New York Branch), as Administrative Agent

            10.2 Registration Rights Agreement, dated as of April 15, 1997, between Vornado Realty Trust and the holders of Units listed on Schedule A thereto

            10.3 Noncompetition Agreement, dated as of April 15, 1997, by and among Vornado Realty Trust, The Mendik Company, L.P., and Bernard H. Mendik

            10.4 Employment Agreement, dated as of April 15, 1997, by and among Vornado Realty Trust, The Mendik Company, L.P., and David R. Greenbaum

            99.1 Press release, dated April 15, 1997, of Vornado Realty Trust announcing its completion of the previously announced combination with the Mendik Company and certain of its affiliates

            99.2 Press release, dated April 18, 1997, of Vornado Realty Trust, announcing its acquisition of The Montehiedra Town Center and its agreement to acquire a 50% interest in the Caguas Centrum Shopping Center

            99.3 Press release, dated April 21, 1997, of Vornado Realty Trust announcing its execution of an agreement to acquire a mortgage note secured by 90 Park Avenue